Exhibit 23



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated October 9, 1998, included in this Form 10-K or incorporated by reference, into the Company's previously filed Registration Statement file No. 33-18723 and No. 333-28815.


                                                           ARTHUR ANDERSEN LLP




Minneapolis, Minnesota
   October 9, 1998